EXHIBIT 10.10
                            CN8, The Comcast Network
                               Broadcast Agreement
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Contract No. 1717                                                                                     Quote No. A-517
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AGREEMENT between 5TH AVENUE FINANCIAL called "Customer" and the Comcast Network (CN8), to broadcast programs (or furnish services) as specified below, subject to the standard provisions on back hereof, except as deleted or changed hereon or on a rider attached hereto and made a part hereof:
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PROGRAM NAME: 5th Avenue Financial                           DATE OF PRODUCTION:
                                                                  Approximately 11/1/99 thru 10/30/00
NUMBER OF PROGRAMS: Two hours of live                        TRAVEL RATE: _________/hr.
financial programming each day between 10 AM
And 12 PM, Mon - Fri
SET-UP RATE: ____ / hr.                                      PRODUCTION RATE: ____/hr.
OVERTIME ___/hr. FROM ____                                   POST PRODUCTION RATE: ___/hr.
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CLIENT'S REPRESENTATIVE:                                     ADDRESS:
     Mel Rosen
           fax (305) 919-8154
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CHECK HERE IF RIDER(s) ATTACHED XX

TITLE(s): "EXCLUSIONS TO SERVICES PROVIDED" (as production or transmission costs to CN8)
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ADDITIONAL INFORMATION: Whereas Customer is producing financial programming for broadcast and CN8 will broadcast said programming, both parties have agreed to the following: Customer will transmit this programming to CN8 via satellite transmission on or about November 1, 1999. The commitment by CN8 to broadcast the aforementioned financial show is based on CN8's approval of the Customer pilot, which will be available on or about October 15, 1999. Customer understands that CN8 will have approval of the on-air look of aforementioned programming. Should said programming not meet CN8's standards, programming will not begin on or about November 1, 1999, as indicated above. Customer will maintain the standard acceptable to CN8 throughout the programming year, or programming will be subject to cancellation.
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FINAL BILLING INSTRUCTIONS: Customer will pay CN8 the sum of Twenty Thousand, Eight Hundred Fifty Dollars ($20,850.00)
per month in advance so long as the agreement remains in effect. Additionally, Customer will also develop a revenue sharing plan of its transactional revenues derived from the aforementioned programming, which will be credited against the monthly payment. In return for the above, Customer will receive seventy-five (75) 30-second commercials per week from CN8 to be aired on CN8 to promote the aforementioned programming. Both CN8 and Customer agree to develop a commercial platform in order to share advertising inventory, and develop a revenue sharing plan based on sales of said advertising inventory.
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WITNESS our hands and seal this 22 day of September, 1999.
ACCEPTED BY:                                                 ACCEPTED BY:
CN8, The Comcast Network                                     Customer
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By: /S/ BOB BUBECK                                           By: PRESIDENT - MELVIN ROSEN
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     General Manager                                         Title:
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                                                             Address: 3957 NE 163 STREET
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                                                             City:  N. MIAMI BEACH           State: FL, 33162
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